UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

MS YOUNG ADVENTURE ENTERPRISE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55738	81-4679061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

717 Fulin Hotel, 1805 Heping Road, Luohu, Shenzhen, China.	518000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(778) 888-2886

506 Enterprise Ave., Kitimat, BC, Canada	V8C 2E2

(Former name or former address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of each Class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	MSYN	Pink Sheets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant’s Certifying Accountant

(i) On March 30, 2020, the Company dismissed KSP Group, Inc., Certified Public Accountants (“KSP”), the independent registered public accounting firm of MS Young Adventure Enterprise, Inc. (the “Company”), effective on that date. As a result, the Company’s Board of Directors engaged ZH CPA, LLC (“ZH”) to serve as the Company’s independent registered public accounting firm effective March 30, 2020.

(ii) KSP did not audit any financial statements of the Company as they were appointed subsequent to the filing of the Company’s financial statements for its prior fiscal year (December 31, 2018).

(iii) During the Company’s interim periods from January 1, 2019 to the date of this report, and in connection with the review of the Company’s financial statements for such periods, there were no disagreements between the Company and KSP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KSP, would have caused KSP to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv) During the period from KSP’s appointment (May 1, 2019) to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v) During the Company’s fiscal year ended December 31, 2018 and the subsequent interim period from January 1, 2019 to the date of this report, the Company did not consult with ZH regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vii) The Company has provided KSP with a copy of the disclosures in this report and has requested that KSP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KSP agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from KSP Group, Inc., Certified Public Accountants dated April 3, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLYME GROUP, INC.

DATE: April 3, 2020

By:	/s/ Chunxia Jiang
Chunxia Jiang
CEO, President and Secretary

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